Exhibit 99.1
News Release

ADVANSIX APPOINTS DANA O’BRIEN AND DARYL ROBERTS TO
BOARD OF DIRECTORS

Parsippany, N.J., September 2, 2025– AdvanSix (NYSE: ASIX), a diversified chemistry company, announced today the appointment of Dana O’Brien and Daryl Roberts as new independent members of its Board of Directors.

Ms. O’Brien recently retired as Senior Vice President and Chief Legal Officer of Olin Corporation, a leading vertically integrated global manufacturer and distributor of chemical products. Ms. O’Brien will serve on the Nominating and Governance Committee and the Compensation and Leadership Development Committee of the Board.

Mr. Roberts is currently Senior Vice President and Chief Operations and Engineering Officer of DuPont de Nemours Inc., a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. Mr. Roberts will serve on the Health, Safety and Environmental Committee and the Compensation and Leadership Development Committee of the Board.

AdvanSix’s Board now consists of nine members, including eight independent directors.

“We are pleased to welcome Dana and Daryl to the AdvanSix Board of Directors,” said Todd D. Karran, Board Chair of AdvanSix. “Their deep industry and professional backgrounds and proven expertise in global manufacturing will be invaluable to our Board’s role in ensuring strong corporate governance practices and strategic oversight. We are confident that their extensive experience, alongside the current Board and the executive management team, will continue to strengthen the company’s ability to deliver a compelling investment thesis over the short, medium and long-term to our shareholders.”

Before serving as Senior Vice President and Chief Legal Officer at Olin Corporation, Ms. O’Brien served as Senior Vice President, General Counsel of The Brink’s Company, a leading global provider of cash and valuables management, digital retail solutions and ATM managed services. Prior to that, Ms. O’Brien served as Senior Vice President and General Counsel of CenterPoint Energy, which provides electric transmission and distribution, natural gas distribution and energy services operations. Ms. O’Brien also previously served as Chief Legal Officer and Chief Compliance Officer for CEVA Logistics, plc., a global provider of contract logistics and freight forwarding services and as General Counsel, Chief Compliance Officer and Secretary of EGL, Inc., which was acquired by CEVA Logistics.

Mr. Roberts has served as Senior Vice President and Chief Operations and Engineering Officer of DuPont de Nemours Inc. since 2018. Previously, he served as Vice President, Manufacturing, Technology and Regulatory Services and as Senior Director, Manufacturing and Regulatory Services of Arkema S.A. Earlier in his career, he served in various manufacturing, health and safety, operations and engineering positions at Arkema as well as at Total Energy and Eastman Kodak. He also served as U.S. Army Officer – Chemical Corps as a member of the reserves.

“Dana and Daryl bring in-depth, diverse sets of experiences and skillsets and valuable perspectives that will advance our strategic priorities to deliver long-term earnings growth and shareholder value,” said Erin Kane, president and CEO of AdvanSix. “This Board refreshment ensures that AdvanSix is well positioned with the strength of leadership as the company executes on our strategic vision to support safe, stable and sustainable operations, improved through-cycle profitability and total shareholder return.”

These appointments reflect the company’s commitment to an experienced Board with a focus on corporate governance in order to accelerate the company’s growth as a diversified chemistry company.

“Throughout my career, I have had the privilege of serving in legal and leadership roles across leading public companies and industries, from energy and logistics to manufacturing and infrastructure,” said Dana O’Brien. “I have seen firsthand the importance of strong governance, strategic vision and a steadfast commitment to integrity and accountability and I appreciate the opportunity to contribute my experience and passion for public company governance and collaborate with my fellow directors and the management team to help guide AdvanSix’s future and support its mission and values.”

“I am honored to join the AdvanSix Board of Directors and contribute to a company known for its commitment to operational excellence,” said Daryl Roberts. “Throughout my career - whether in military service, executive leadership at multinational organizations or Board roles - I have seen the power of strong, collaborative leadership in navigating complex challenges. I look forward to working alongside my fellow Board members and the talented AdvanSix team to help drive sustainable growth and deliver value for all stakeholders.”

About AdvanSix
AdvanSix is a diversified chemistry company that produces essential materials for our customers in a wide variety of end markets and applications that touch people’s lives. Our integrated value chain of our five U.S.-based manufacturing facilities plays a critical role in global supply chains and enables us to innovate and deliver essential products for our customers across building and construction, fertilizers, agrochemicals, plastics, solvents, packaging, paints, coatings, adhesives, electronics and other end markets. Guided by our core values of Safety, Integrity, Accountability and Respect, AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, plant nutrients, and chemical intermediates. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements

This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally; the potential effects of inflationary pressures, tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, or threats of such actions, changes in interest rates, labor market shortages and supply chain issues; instability or volatility in financial markets or other unfavorable economic or business conditions caused by geopolitical concerns, including as a result of new or proposed legislation or regulatory, trade or other policies in or impacting the U.S., the conflict between Russia and Ukraine, the conflicts in Israel, Gaza and Iran, and related uncertainty in the surrounding region, and the possible expansion of such conflicts; the effect of any of the foregoing on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services; the ability of our customers to pay for our products; any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks, data privacy incidents and disruptions to our technology infrastructure; risks associated with operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost, or at all, due to economic conditions or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters, pandemics and geopolitical conflicts and related events; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; failure to maintain effective internal controls; our ability to declare and pay quarterly cash dividends and the amounts and timing of any future dividends; our ability to repurchase our common stock and the amount and timing of any future repurchases; disruptions in supply chain, transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of a number of risks, uncertainties and other factors including those noted above and those identified in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in subsequent reports filed with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. We do not undertake to update or revise any of our forward-looking statements.

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Contacts:
Media Investors
Janeen Lawlor Adam Kressel

(973) 526-1615 (973) 526-1700
janeen.lawlor@advansix.com adam.kressel@advansix.com